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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 21, 1997



                      JOHN B. SANFILIPPO & SON, INC.
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            (Exact Name of Registrant as Specified in its Charter)


       Delaware                    0-19681              36-2419677
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(State or Other Jurisdiction      (Commission          (IRS Employer
 of Incorporation)                File Number)        Identification No.)

   2299 Busse Road, Elk Grove Village, Illinois               60007
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   (Address of Principal Executive Offices)                    (Zip Code)


                                (847) 593-2300
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               (Registrant's Telephone Number, including Area Code)



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        (Former Name or Former Address, if Changed Since Last Report)





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John B. Sanfilippo & Son,, Inc. (the "Registrant") submits the following information:


ITEM 8.  CHANGE IN FISCAL YEAR

        John B. Sanfilippo & Son, Inc. (the "Registrant") determined, effective as of May 21, 1997, to change its fiscal year from that used in its most recent filing with the Securities and Exchange Commission
(the "Commission"). The fiscal year used by the Registrant in its most recent filing with the Commission ends on December 31 of each year, with the first three quarterly periods consisting of 13 weeks each and ending on the last Thursday of each such period and the fourth fiscal quarter
(and year) ending on December 31 of each year. The Registrant's new fiscal year will end on the last Thursday of each June and will consist of four
13 week quarters, with each of the first three quarters ending on the last Thursday of each quarter and the fourth quarter (and year) ending on the last Thursday in June. The Registrant will file an Annual Report on Form 10-K to cover the transition period that began on January 1, 1997 and will end on June 26, 1997.

        The Registrant's determination to change its fiscal year was made pursuant to authority granted by its Board of Directors at the Board's annual meeting on April 30, 1997. The grant of that authority, however, was expressly subject to, and was only to become effective upon, receipt by the Registrant of all necessary and required approvals for the change in fiscal year from the Registrant's lenders. The Registrant received the last of all such lender approvals as of May 21, 1997. The amendments to the Registrant's financing agreements necessitated by the fiscal year change are included as Exhibits to this report.



                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        JOHN B. SANFILIPPO & SON, INC.



Date:  June 4, 1997                By:  /s/ Gary P. Jensen
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                                        Executive Vice President of Finance
                                        and Chief Financial Officer




                      JOHN B. SANFILIPPO & SON, INC.
                            EXHIBIT INDEX
                 (Pursuant to Item 601 of Regulation S-K)


Exhibit Number         Description and Page                    Total Pages
==============         ====================                    ===========
(1)                     None

(2)                     None

(4)                     Amendment to the Second Amended and
                        Restated Note Agreement dated May 21,
                        1997 by and between the Registrant and
                        The Prudential Insurance Company of America.   3

(4)                     Amendment to the Note Purchase Agreement
                        dated May 19, 1997 by and between the
                        Registrant and Teachers Insurance and
                        Annuity Association of America.                1


(16)                    None

(17)                    None

(20)                    None

(23)                    None

(24)                    None

(27)                    None

(99)                    Amendment No. 5 to Credit                      6
                        Agreement dated June 2, 1997
                        by and among the Registrant,
                        Bank of America Illinois, The
                        Northern Trust Company and
                        National City Bank.